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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                  FORM 8-K/A

                         AMENDMENT NO. 1

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 5, 1996
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                 Date of Report (date of earliest event reported)

                              SYNCRONYS SOFTCORP
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               Exact name of Registrant as Specified in its Charter

         Nevada                   0-25736                 33-0653223
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State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

               3958 Ince Boulevard, Culver City, California 90232
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           Address of Principal Executive Offices, Including Zip Code

                                (310) 842-9203
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               Registrant's Telephone Number, Including Area Code
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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On December 5, 1996 the Company issued 400,000 shares of its Common Stock to the shareholders of Veritas Technology Solutions Ltd. ("Veritas"), an Israeli corporation, pursuant to Regulation S. The shares were issued as consideration for the acquisition of 100% of the shares outstanding of Veritas pursuant to a Share Exchange Agreement among the Company, Veritas and the
shareholders of Veritas.   No underwriter or placement agent was used.






                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SYNCRONYS SOFTCORP

Dated: December 18, 1996               By /s/ Barbara Veline
                                          Barbara Veline
                                          Chief Financial Officer